Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	Edward J. Cooney Chief Executive Officer
Telephone:	(678) 742-9990

COMMUNITY FIRST BANCSHARES, INC.
ANNOUNCES ADOPTION OF PLAN OF CONVERSION
FOR SECOND-STEP STOCK OFFERING

Covington, Georgia, September 9, 2020 — Community First Bancshares, Inc. (the “Company”) (Nasdaq:CFBI), the holding company for Newton Federal Bank (the “Bank”), announced today that its Board of Directors, together with the Board of Directors of Community First Bancshares, MHC (the “MHC”), has adopted a Plan of Conversion and Reorganization (the “Plan  of Conversion”).

Pursuant to the Plan of Conversion, the Company will reorganize into a new fully public stock holding company structure and as part of the conversion will conduct a second-step stock offering of new shares of common stock.

As part of the conversion, the Bank, which will change its name to Affinity Bank, will become a wholly owned subsidiary of a new holding company, which will be named Affinity Bancshares, Inc.  Shares of common stock of the Company held by persons other than the MHC will be converted into shares of common stock of the new holding company pursuant to an exchange ratio generally intended to preserve the percentage ownership interests of such persons.  Shares of Company common stock owned by the MHC will be canceled and the amount of the MHC’s ownership interest in the Company will be sold through the second-step stock offering. In the stock offering, depositors of the Bank (including depositors of the former Affinity Bank) with qualifying deposits as of June 30, 2019, will have first priority to purchase the new shares of common stock.

The conversion and offering will have no impact on depositors, borrowers or other customers of the Bank. The transactions contemplated by the Plan of Conversion are subject to approval by the Company’s stockholders (including approval by a majority of the shares held by persons other than the MHC), the members of the MHC (depositors of the Bank) and the Board of Governors of the Federal Reserve System.

A prospectus or proxy statement/prospectus, as applicable, and other materials containing detailed information relating to the Plan of Conversion, details of the offering, and business and financial information about the Company will be sent to stockholders of the Company and depositors of the Bank following receipt of regulatory approval.
This release is neither an offer to sell nor a solicitation of an offer to buy common stock.  The offer is made only by the prospectus when accompanied by a stock order form.  The shares of common stock of the new holding company are not savings accounts or savings deposits, may lose value and are not insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Trust Company Partners, LLC will act as selling agent for the Company in the conversion.  Luse Gorman, PC is serving as the Company’s legal counsel and Silver, Freedman, Taff & Tiernan LLP is acting as Performance Trust Company Partners, LLC’s legal counsel.

Forward-Looking Statements
Certain statements contained herein constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements may be identified by words such as “may,” “will,” “would,” “intend,” “believe,” “expect,” “plan,” “estimate,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. These statements are based upon the current beliefs and expectations of Company management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors.  Factors that could cause such differences to exist include, but are not limited to: the failure to obtain the approval of the Board of Governors of the Federal Reserve System for the proposed conversion and related stock offering, delays in obtaining such approvals, or adverse conditions imposed in connection with such approvals; those related to the real estate and economic environment, particularly in the market areas in which the Company operates; fiscal and monetary policies of the U.S. Government; changes in government regulations affecting financial institutions, including regulatory compliance costs and capital requirements; fluctuations in the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; the effects of any pandemic, including COVID-19; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; the risk that the Company may not be successful in the implementation of its business strategy; changes in prevailing interest rates; credit risk management; asset-liability management; and other risks described in the Company’s filings with the Securities and Exchange Commission, which are available at the SEC’s website, www.sec.gov.

The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above or other factors could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically disclaims any obligation to publicly release the results of any revisions, which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
About Community First Bancshares, Inc.
The Company is a federal corporation based in Covington, Georgia. The Company’s banking subsidiary, Newton Federal Bank, opened in 1928 and currently operates a full-service office in Atlanta, Georgia, two full-service offices in Covington, Georgia, a loan production office in Braselton, Georgia, and a loan production office serving the Alpharetta and Cumming, Georgia markets.

Important Additional Information and Where to Find It
In connection with the proposed transaction, Affinity Bancshares, Inc. will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 that will include a proxy statement of the Company and a prospectus of Affinity Bancshares, Inc., as well as other relevant documents concerning the proposed transaction.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT, AND THE PROSPECTUS CAREFULLY WHEN THE BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  When filed, these documents and other documents relating to the proposed transaction can be obtained free of charge from the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free-of-charge from the Company upon written request to Community First Bancshares, Inc., Post Office Box 1037, Covington, Georgia 30015-1037, Attention: Corporate Secretary, or by calling (770) 786-7088.

Participants in the Solicitation
The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies with respect of the proposed transaction.  Information regarding the Company’s directors and executive officers is available in its definitive proxy statement for its 2020 Annual Meeting of Stockholders, filed with the SEC on May 15, 2020.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement, the prospectus, and other relevant materials filed with the SEC, as described above.